FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 27, 2003


                   Structured Asset Mortgage Investments, Inc.
                Mortgage Pass-Through certificates, Series 1998-5
             (Exact name of registrant as specified in its charter)



   Delaware                   33-44658                  13-3633241
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 jurisdiction of
 incorporation)



                  383 Madison Avenue, New York, New York      10167
               (Address of principal executive offices)     (Zip Code)



       Registrant's telephone number, including area code: (212) 272-2000



                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 5.       Other Events.


1. A distribution was made to the Certificateholders of Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-5, on May 27, 2003. The distribution was made pursuant to the provisions of a Polling and Servicing Agreement dated February 25, 1998, between and among Structured Asset Mortgage Investments, Inc., as Seller, and Norwest Bank Minnesota, National Association as Trustee. Complete Certificateholder report of the underlying Securities may-be obtain from the trustee, Norwest Bank Minnesota, National Association.



Item 7.       Financial Statements and Exhibits.


      c) Exhibits.


              (28.50)    May 27, 2003 - Information on Distribution to
                                        Certificateholders.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Structured Asset Mortgage Investments, Inc.
                                                 (Registrant)






Date:   June 11, 2003              By: /S/ Joseph Jurkowski Jr.
                                          Joseph Jurkowski Jr.
                                          Vice President/Asst.Secretary

                   Structured Asset Mortgage Investments, Inc.
                                    FORM 8-K


                                 CURRENT REPORT


                                  Exhibit Index


Exhibit No.              Description


  (28.50)                May 27, 2003 - Information on Distribution to
                                        Certificateholders

            May 27, 2003 - INFORMATION ON DISTRIBUTION EXHIBIT 28.50
                              TO CERTIFICATEHOLDERS



                  Structured Asset Mortgage Investments, Inc.
               Mortgage Pass-Through Certificates, Series 1998-5



                           Beginning       Pass Thru         Principal        Interest          Total            Ending Cert./
       Type   Class        Cert. Bal.        Rate            Dist. Amt.       Dist. Amt.         Dist.            Notional Bal.
      Senior   A-1      $ 1,596,303.94      6.52007%     $  187,630.89      $  8,673.34    $  196,304.23       $ 1,408,673.05
               A-2       10,728,863.39      6.52007%        897,666.77        58,294.09       955,960.86         9,831,196.63
               A-3                0.00      6.51452%              0.00             0.00             0.00                 0.00
               A-4        8,375,712.00      6.52007%        646,711.67        45,508.50       692,220.17         7,729,000.33
               B-1          397,782.84      6.52007%         13,777.39         2,161.31        15,938.70           384,005.45
               B-2          198,919.84      6.52007%          6,889.68         1,080.81         7,970.49           192,030.16
               B-3          159,124.50      6.52007%          5,511.35           864.59         6,375.94           153,613.15
               B-4           79,590.68      6.52007%          2,756.66           432.45         3,189.11            76,834.02
               B-5           79,533.83      6.52007%          2,754.69           432.14         3,186.83            76,779.14
               B-6           79,590.92      6.52007%          2,756.67           432.45         3,189.12            76,834.25
               R-1                0.00      6.51452%              0.00             0.00             0.00                 0.00
              R-11                0.00      6.51452%              0.00             0.00             0.00                 0.00
             R-111                0.00      6.51452%              0.00             0.00             0.00                 0.00

             Total      $21,695,421.94                   $1,766,455.77     $ 117,879.68   $ 1,884,335.45      $ 19,928,966.19



                               CERTIFICATE ACCOUNT
Beginning Balance                                                 $       0.00

Deposits
         Payment of Interest and Principal                        1,883,747.34
         Liquidations, Insurance Proceeds, Reserve Funds                  0.00
         Proceeds from Repurchased Loans                                  0.00
         Other Amounts (Servicer Advances)                            5,771.47
         Realized Losses                                                  0.00
         Prepayment Penalties                                             0.00
                                                                  ------------
Total Deposits                                                    1,889,518.81

Withdrawals
          Reimbursement for Servicer Advances                             0.00
          Payment of Service Fee                                      5,183.36
          Payment of Interest and Principal                       1,884,335.45
                                                                  ------------
Total Withdrawals (Pool Distribution Amount)                      1,889,518.81

Ending Balance                                                    $       0.00
                                                                  ============

                    PREPAYMENT/CURTAILMENT INTEREST SHORTFALL
Total Prepayment/Curtailment Interest Shortfall                   $       0.00
Servicing Fee Support                                                     0.00
                                                                  ------------
Non-Supported Prepayment/Curtailment Interest Shortfall           $       0.00


                                 SERVICING FEES
Gross Servicing Fee                                               $   4,595.06
Master Servicing Fee                                                    588.30
Supported Prepayment/Curtailment Interest Shortfall                       0.00
                                                                  ------------
Net Servicing Fee                                                 $   5,183.36



              DELINQUENT                                                         BANKRUPTCY
             No of Loans             Prin Balance                               No of Loans                Prin Balance
                                                                0-29 Days             0                           0.00
30 Days           2                    298,038.83                 30 Days             0                           0.00
60 Days           0                          0.00                 60 Days             0                           0.00
90 Days           0                          0.00                 90 Days             0                           0.00
120 Days          0                          0.00                120 Days             0                           0.00
150 Days          0                          0.00                150 Days             0                           0.00
180+ Days         0                          0.00               180+ Days             0                           0.00
             ------------------------------------                                -------------------------------------
                  2                    298,038.83                                     0                           0.00

                                                                0-29 Days          0.000000%                  0.000000%
30 Days        1.398601%                 1.479436%                30 Days          0.000000%                  0.000000%
60 Days        0.000000%                 0.000000%                60 Days          0.000000%                  0.000000%
90 Days        0.000000%                 0.000000%                90 Days          0.000000%                  0.000000%
120 Days       0.000000%                 0.000000%               120 Days          0.000000%                  0.000000%
150 Days       0.000000%                 0.000000%               150 Days          0.000000%                  0.000000%
180+ Days      0.000000%                 0.000000%              180+ Days          0.000000%                  0.000000%
             ------------------------------------                                -------------------------------------
               1.398601%                 1.479436%                                 0.000000%                  0.000000%


             FORECLOSURE                                                             REO
             No of Loans             Prin Balance                                No of Loans              Prin Balance

0-29 Days         0                          0.00              0-29 Days              0                           0.00
30 Days           0                          0.00                30 Days              0                           0.00
60 Days           0                          0.00                60 Days              0                           0.00
90 Days           0                          0.00                90 Days              0                           0.00
120 Days          0                          0.00               120 Days              0                           0.00
150 Days          0                          0.00               150 Days              0                           0.00
180+ Days         0                          0.00              180+ Days              0                           0.00
             ------------------------------------                                -------------------------------------
                  0                          0.00                                     0                           0.00

0-29 Days      0.000000%                 0.000000%             0-29 Days           0.000000%                  0.000000%
30 Days        0.000000%                 0.000000%               30 Days           0.000000%                  0.000000%
60 Days        0.000000%                 0.000000%               60 Days           0.000000%                  0.000000%
90 Days        0.000000%                 0.000000%               90 Days           0.000000%                  0.000000%
120 Days       0.000000%                 0.000000%              120 Days           0.000000%                  0.000000%
150 Days       0.000000%                 0.000000%              150 Days           0.000000%                  0.000000%
180+ Days      0.000000%                 0.000000%             180+ Days           0.000000%                  0.000000%
             ------------------------------------                                -------------------------------------
               0.000000%                 0.000000%                                 0.000000%                  0.000000%

                                                                                     TOTAL
                                                                                  No of Loans              Prin Balance

                                                               0-29 Days                0                         0.00
                                                                 30 Days                2                   298,038.83
                                                                 60 Days                0                         0.00
                                                                 90 Days                0                         0.00
                                                                120 Days                0                         0.00
                                                                150 Days                0                         0.00
                                                               180+ Days                0                         0.00
                                                                                 -------------------------------------
                                                                                        2                   298,038.83

                                                               0-29 Days           0.000000%                  0.000000%
                                                                 30 Days           1.398601%                  1.479436%
                                                                 60 Days           0.000000%                  0.000000%
                                                                 90 Days           0.000000%                  0.000000%
                                                                120 Days           0.000000%                  0.000000%
                                                                150 Days           0.000000%                  0.000000%
                                                               180+ Days           0.000000%                  0.000000%
                                                                                 -------------------------------------
                                                                                   1.398601%                  1.479436%



Current Period Class A Insufficient Funds                           0.00
Principal Balance of Contaminated Properties                        0.00
Periodic Advance                                                5,771.47



SUBORDINATION LEVEL/CREDIT ENHANCEMENT/CLASS PERCENTAGE AND PREPAYMENT PERCENTAGE

                 Original $            Original %         Current $          Current %           Current Class %       Prepayment %
Class A         1,749,400.00          1.25003394%         960,096.17         4.81759144%          95.182409%            98.624766%
Class B-1       1,049,700.00          0.75006324%         576,090.72         2.89072054%           1.926871%             0.550046%
Class B-2         699,800.00          0.50004216%         384,060.56         1.92714743%           0.963573%             0.275062%
Class B-3         419,900.00          0.30003959%         230,447.41         1.15634403%           0.770803%             0.220034%
Class B-4         279,900.00          0.20000257%         153,613.39         0.77080461%           0.385539%             0.110056%
Class B-5         140,000.00          0.10003701%          76,834.25         0.38554057%           0.385264%             0.109978%
Class B-6               0.00          0.00000000%               0.00         0.00000000%           0.385541%             0.110057%

Bankruptcy        100,000.00          0.07145501%         100,000.00         0.50178217%
Fraud           1,399,482.00          1.00000000%         108,477.11         0.54431880%
Special Hazard    699,741.00          0.50000000%         699,741.00         3.51117561%




                              COLLATERAL STATEMENT

Collateral Description                                        Mixed Fixed
Weighted Average Gross Coupon                                   7.167475%
Weighted Average Net Coupon                                     6.913316%
Weighted Average Pass-Through Rate                              6.880777%
Weighted Average Maturity (Stepdown Calculation)                      59

Beginning Scheduled Collateral Loan Count                            149
Number of Loans Paid in Full                                           6
Ending Scheduled Collateral Loan Count                               143

Beginning Scheduled Collateral Balance                     21,695,421.95
Ending Scheduled Collateral Balance                        19,928,966.19
Ending Actual Collateral Balance at 30-April-2003          20,145,429.31

Monthly P&I Constant                                          446,004.68
Special Servicing Fee                                               0.00
Prepayment Penalties                                                0.00
Realized Loss Amount                                                0.00
Cumulative Realized Loss                                            0.00

Class A Optimal Amount                                      1,844,485.26
Class AP Deferred Amount                                            0.00

Ending Schedule Balance for Premium Loans                  19,928,966.19
Ending Schedule Balance for Discount Loans                          0.00
Scheduled Principal                                           316,420.19
Unscheduled Principal                                       1,450,035.57



                            MISCELLANEOUS REPORTING

Senior Percentage                                             95.415887%
Senior Prepayment Percentage                                  98.624766%
Subordinate Percentage                                         4.584113%
Subordinate Prepayment Percentage                              1.375234%
Lockout Distribution Percentage                                0.000000%